SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 31, 2009
GRUBB & ELLIS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-8122	94-1424307

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
formation)
1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (714) 667-8252
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURES

Item 8.01. Other Events.
          In an 8-K filed on August 6, 2008, Grubb & Ellis Company (the “Company”) disclosed that it amended that certain Second Amended and Restated Credit Agreement dated as of December 7, 2007, by and among the Company, the guarantors named therein, the financial institutions identified therein as lender parties, Deutsche Bank Securities Inc., as sole book-running manager and sole lead arranger and Deutsche Bank Trust Company Americas, as initial swing line bank, initial issuer of Letters of Credit (as defined therein) and administrative agent for the lender parties (the “Credit Facility”), to, among other things, provide the Company with an extension of the deadline, from September 30, 2008 to March 31, 2009 (the “March 31 Deadline”), to dispose of the three real estate assets that the Company had previously acquired pursuant to its warehousing strategy to accumulate these assets with the intention to hold them for future sale to Grubb & Ellis Realty Advisors, Inc., the Company’s affiliated publicly traded special purpose acquisition company formed by the Company in September 2005.
          In an 8-K/A filed on January 29, 2009, the Company disclosed that it entered into definitive agreements in connection with the sale of the property located at 39 Old Ridgebury Road, Danbury, Connecticut (the “Danbury Property”), which is one (1) of the three (3) properties to which the March 31 Deadline applies. Such definitive agreements included, among others, a Merger Agreement (the “Merger Agreement”) by and among the Company, GERA Danbury LLC, a subsidiary of the Company’s wholly owned subsidiary GERA Property Acquisition, LLC (“GERA Acquisition”), Matrix Connecticut, LLC (“Buyer”) and Matrix Danbury, LLC, to effect the purchase by Buyer of the Danbury Property through its acquisition of GERA Acquisition.
          Pursuant to the Merger Agreement, the closing of the merger (the “Closing”) was scheduled to occur on March 23, 2009, unless the Buyer delivered to the Company, prior to the deadline set forth in the Merger Agreement, a written notice to extend the date of the Closing to May 22, 2009, unless otherwise mutually agreed by the parties. A written notice of extension was delivered by the Buyer to the Company and the Closing is now scheduled to occur on or before May 22, 2009.
          As of March 31, 2009, the Company has not entered into any agreements to sell the other two (2) real estate assets to which the March 31 Deadline applies and the Danbury Property will not be sold before the March 31 Deadline. The Company is currently in negotiations with Deutsche Bank to amend certain terms and conditions of the Credit Facility including, among other things, an extension of the March 31 Deadline to dispose of the Danbury Property and the other two (2) properties.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant’s behalf.

GRUBB & ELLIS COMPANY
By:	/s/ Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer and Executive Vice President

Dated: April 3, 2009